SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: March 16, 2007


                       USA SUPERIOR ENERGY HOLDINGS, INC.
                        --------------------------------
              (Exact name of registrant as specified in its charter)


                         COMLINK COMMUNICATIONS COMPANY
                         ------------------------------
                                 (former name)



     NEVADA                  333-117114               30-0220588
-----------------           -------------            ------------
(State or other             (Commission              (IRS Employer
jurisdiction of              File Number)             Identification No.)
incorporation)


               1726 Augusta Drive, Suite 105, Houston, Texas 77057
           ----------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 832-251-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations


        None


Section 2 - Financial Information


        None


Section 3 - Securities Trading Markets

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        Kyle L. Tingle, CPA, LLC, formerly auditors for the Company, was dismissed as auditor on March 16, 2007. Larry O'Donnell, CPA, P.C. was engaged as auditors for Company on March 16, 2007.

        The Change of Accountants was approved by the Board of Directors. No audit committee exists other than the members of the Board of Directors.

        In connection with audit of the two most recent fiscal years and through the date of termination of the accountants, no disagreements exist with any former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with his report to the subject of the disagreement(s).

        The audit report by Kyle L. Tingle, CPA, LLC for the period ended December 31, 2005 and December 31, 2004, contained an opinion which included a paragraph discussing uncertainties related to continuation of the Registrant as a going concern. Otherwise, the audit report by Kyle
        L. Tingle, CPA, LLC for the period December 31, 2005 and December 31, 2004, did not contain an adverse opinion or disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

Section 5 - Corporate Governance and Management

        None


Section 6 - [Reserved]

Section 7 - Regulation FD

        None

Section 8 - Other Events

       None

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

               16.1 Resignation of Auditor
               23.1 Consent of Kyle L. Tingle, CPA, LLC
               23.2 Consent of Larry O'Donnell, CPA, P.C.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 16, 2007                        USA SUPERIOR ENERGY HOLDINGS, INC.


                                             By: /s/G. Rowland Carey
                                                 ---------------------------
                                                  G. Rowland Carey, President